EXHIBIT 99.1

                                    AGREEMENT

         This Agreement, dated as of November 14, 2006 (the "Agreement"), is by and among Quipp Inc., a Florida corporation ("Company"), and Henry Investment Trust, L.P., a Pennsylvania limited partnership ("HIT"), Henry Partners, L.P., Delaware limited partnership ("Henry"), Matthew Partners, L.P., a Delaware limited partnership ("Matthew"), and David W. Wright (HIT, Henry, Matthew and David W. Wright are collectively referred to as the "Henry Group").

         WHEREAS, David W. Wright has submitted a letter, dated November 3, 2006, consenting to serve as a director of the Company; and

         WHEREAS, the Company and the Henry Group have determined that the interests of the Company and its shareholders would be best served by avoiding the substantial expense, disruption and adverse publicity of a dispute regarding the composition of the Company's Board of Directors.

         NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and, intending to be legally bound hereby, the parties hereby agree as follows:

         1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as follows:

                (a) The Company has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

                (b) This Agreement has been duly and validly authorized, executed and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company, and is enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the rights of creditors and subject to general equity principles.

                (c) The execution, delivery and performance of this Agreement by the Company does not and will not (i) violate or conflict with any law, rule,regulation, order, judgment or decree applicable to it, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which the Company is a party or by which it is bound.

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         2.     REPRESENTATIONS AND WARRANTIES OF THE HENRY GROUP. Each member of the Henry Group severally, and not jointly, represents and warrants as follows:

                (a) If such member of the Henry Group is an individual, he has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby. If such member of the Henry Group is an entity, it has the limited liability partnership or limited liability company power and authority, as applicable, to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

                (b) This Agreement has been duly and validly authorized, executed, and delivered by such member of the Henry Group, constitutes a valid and binding obligation and agreement of such member, and is enforceable against such member in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the rights of creditors and subject to general equity principles.

                (c) Such member of the Henry Group is the "beneficial owner" of such number of shares of Common Stock as are set forth on the cover page relating to such member in the Schedule 13D filed by the members of the Henry Group with the Securities and Exchange Commission (the "SEC") on October 23, 2006 (the "Schedule 13D"). Except for those Affiliates and Associates of such member with respect to whom a cover page is included in the Schedule 13D, no other Affiliate or Associate of such member beneficially owns any shares of Common Stock.

                (d) The execution, delivery and performance of this Agreement by each member of the Henry Group does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to it, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which such member is a party or by which it is bound.

         3.     DEFINITIONS.  For purposes of this Agreement:

                (a) The terms "Affiliate" and "Associate" have the respective meanings set forth in Rule 12b-2 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); the terms "beneficial owner" and "beneficial ownership" shall have the respective meanings as set forth in Rule 13d-3 promulgated by the SEC under the Exchange Act; and the terms "person" or "persons" shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability company,joint venture, estate, trust, association, organization or other entity of any kind or nature.

                (b)     "Board" means the Board of Directors of the Company.

                (c) "Common Stock" means the Common Stock of the Company, $.01 par value.

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                (d)     The "Standstill Period" means the period from the date
of this Agreement until the earlier of (i) the later of (A) the first anniversary of the date of this Agreement; and (B) six months after the date on which David W. Wright ceases to serve as a director; and (ii) such date, if any, as the Company has materially breached any of its commitments or obligations set forth in Sections 4(a), 4(b) and 4(c) of this Agreement.

         4.     ELECTION OF DAVID W. WRIGHT; RELATED MATTERS.

                (a) Within five business days following the execution and delivery of this Agreement by the parties hereto:

                        (i) In accordance with the Company's bylaws, the Board of Directors shall adopt a resolution immediately increasing the size of the Board by one (1) director; and

                        (ii) In accordance with the Company's bylaws, the Board shall elect David W. Wright a director of the Company.

                (b) The Board shall set a date for the 2006 Annual Meeting of Shareholders so that such meeting shall be held no later than December 31, 2006.

                (c)     The Board shall nominate its current members and David
W. Wright for election as directors at the 2006 Annual Meeting of Shareholders, and shall nominate David W. Wright for election as a director at the 2007 Annual Meeting of Shareholders. For so long as David W. Wright is a Director, (i) he shall be appointed to the Audit Committee (or any successor committee) and any committee (executive or otherwise) formed or which otherwise deals with strategic alternatives, asset acquisitions or dispositions, mergers, tender offers, joint ventures, strategic alliances, the sale of all or part of the Company, debt or equity financings, recapitalizations or similar matters and
(ii) he shall be provided the same access to meetings of any other committee as is provided to other non-employee directors who are not members of such committee. The Company shall not form an executive committee or similar committee without the consent of all members of the Board of Directors.

                (d) HIT, Henry, Matthew and David W. Wright will promptly file an amendment to the Schedule 13D reporting the entry into this agreement, amending applicable items to conform to its obligations hereunder and appending or incorporating by reference this agreement as an exhibit thereto. The Henry Group shall provide to the Company a reasonable opportunity to review and comment on such amendment in advance of filing, and shall consider in good faith the reasonable comments of the Company.

                (e) Until the termination of the Standstill Period, the members of the Henry Group shall cause all shares of Common Stock beneficially owned by them and their Affiliates to be present for quorum purposes and to be voted, and shall use their commercially reasonable efforts to cause all shares of Common Stock held by their respective Associates to be present for quorum purposes and to be voted, in favor of all directors nominated by the Board for election at the Company's 2006 Annual Meeting of Shareholders and each subsequent annual meeting of shareholders and against any shareholder nominations which are not approved by the Board, and against any proposals that are not approved by the Board (or with respect to which the Board recommends a shareholder vote "against") relating in any manner to Board composition, structure or election, the calling of a special meeting of shareholders, the ability of shareholders to act by written consent, or any shareholder rights plan or "poison pill."

        5.      STANDSTILL.

                Each member of the Henry Group agrees that, during the Standstill Period, neither he or it will, and he or it will cause each of his or its Affiliates or agents or other persons acting on his or its behalf not to, and will use commercially reasonable efforts to cause his or its respective Associates not to:

                (a) submit any shareholder proposal (pursuant to Rule 14a-8 promulgated by the SEC under the Exchange Act or otherwise) or any notice of nomination or other business for consideration, and will not nominate any candidate for election to the Board or oppose the directors nominated by the Board.

                (b) form, join in or in any other way participate in a "partnership, limited partnership, syndicate or other group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to the Common Stock or deposit any shares of Common Stock in a voting trust or similar arrangement or subject any shares of Common Stock to any voting agreement or pooling arrangement, other than solely with other members of the Henry Group or one or more Affiliates of a member of the Henry Group with respect to the Common Stock currently owned as set forth in Section 2(c) of this Agreement or to the extent such a group may be deemed to result with the Company or any of its Affiliates as a result of this Agreement;

                (c) solicit proxies or written consents of shareholders, or otherwise conduct any nonbinding referendum with respect to Common Stock, or make, or in any way participate in, any "solicitation" of any "proxy" within the meaning of Rule 14a-1 promulgated by the SEC under the Exchange Act to vote, or advise, encourage or influence any person with respect to voting, any shares of Common Stock with respect to any matter, or become a "participant" in any contested "solicitation" for the election of directors with respect to the Company (as such terms are defined or used under the Exchange Act), other than a "solicitation" or acting as a "participant" in support of all of the nominees of the Board (including David W. Wright) at the 2006 Annual Meeting of Shareholders and each subsequent annual meeting of shareholders with respect to which the Board has nominated David W. Wright, respectively;

                (d) seek to call, or to request the call of, a special meeting of the shareholders of the Company, or seek to make, or make, a shareholder proposal at any meeting of the shareholders of the Company or make a request for a list of the Company's shareholders (or otherwise induce or encourage any other person to initiate such proposal or request) or otherwise acting alone, or in concert with others, seek to control or influence the governance or policies of the Company;

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                (e) effect or seek to effect (including, without limitation, by entering into any discussions, negotiations, agreements or understandings with any third person), offer or propose (whether publicly or otherwise) to effect, or cause or participate in, or in any way assist or facilitate any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in (i) any acquisition of any securities (or beneficial ownership thereof), or rights or options to acquire any securities (or beneficial ownership thereof), or any material assets or businesses, of the Company or any of its subsidiaries, (ii) any tender offer or exchange offer, merger, acquisition or other business combination involving the Company or any of its subsidiaries, or (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries;

                (f) publicly disclose, or cause or facilitate the public disclosure (including without limitation the filing of any document or report with the SEC or any other governmental agency or any disclosure to any journalist, member of the media or securities analyst) of any intent, purpose, plan or proposal to obtain any waiver, or consent under, or any amendment of, any of the provisions of Section 4(e) or this Section 5, or otherwise seek (in any manner that would require public disclosure by any of the members of the Henry Group or their Affiliates or Associates) to obtain any waiver, consent under, or any amendment of, any provision of this Agreement;

                (g) directly or indirectly purchase or cause to be purchased or otherwise acquire or agree to acquire beneficial ownership of, any Common Stock or other securities issued by the Company, or any securities convertible into or exchangeable for Common Stock or any other equity securities of the Company;

                (h) enter into any arrangements, understandings or agreements (whether written or oral) with, or advise, finance, assist or encourage, any other person that engages, or offers or proposes to engage, in any of the foregoing;

                (i) request the Company or its advisers, directly or indirectly, to amend or waive any of the provisions of this Agreement;

                (j) take or cause or induce others to take any action inconsistent with any of the foregoing.

                It is understood and agreed that this Agreement shall not be deemed to prohibit David W. Wright (i) from engaging in any lawful act in the exercise of his fiduciary duty as a director of the Company and (ii) from, solely in his capacity as a director of the Company and subject in each case to the prior authorization of the Board, assisting the Company in evaluating strategic alternatives and participating on behalf of the Company in negotiations relating to asset acquisitions and dispositions, mergers, tender offers, joint ventures, strategic alliances, the sale of all or part of the Company, debt or equity financings, recapitalizations or similar matters. In addition, this Agreement shall not be deemed to prohibit any member of the Henry Group from selling Company common stock that it currently owns; provided, that such sale is not made in connection with participation in, or as part of an agreement, arrangement or understanding to participate in, the activities set forth in paragraphs (a)-(j) of the Section 5. For purposes of clarification, the preceding sentence is designed to permit a member of the Henry Group to engage in a regular way, open market sale of securities that does not involve a prearrangement or understanding with, financing of, or assistance or encouragement to, the purchaser of such securities or an affiliate of such purchaser.

         6. CONFIDENTIALITY. The Company anticipates that, in connection with David W. Wright's service as a director of the Company, David W. Wright will be provided Confidential Information (as defined below). David W. Wright acknowledges the confidential and proprietary nature of the Confidential Information and agrees that until one year after the end of his tenure as a director of the Company, the Confidential Information (a) will be kept confidential by David W. Wright and (b) will not be disclosed by David W. Wright to any person, including any other member of the Henry Group, except with the specific prior written consent of the Company or except as expressly otherwise permitted by this Agreement. It is understood that (i) David W. Wright may disclose Confidential Information only to counsel for David W. Wright ("Counsel") as necessary to enable Counsel to advise David W. Wright with respect to David W. Wright's conduct as a director of the Company, provided that Counsel shall be informed by David W. Wright of the confidential nature of the Confidential Information and of David W. Wright's obligations under this Agreement and (ii) David W. Wright shall be responsible for the breach of the provisions of this Section 6 by Counsel. As used in this Agreement, the term "Confidential Information" means and includes any and all of the information concerning the business and affairs of the Company that may hereafter be disclosed to David W. Wright by the Company or by the directors, officers, employees, agents, consultants, advisors or other representatives, including legal counsel, accountants and financial advisors ("Representatives") of the Company; provided that "Confidential Information" shall not include information that (a) was in the public domain or was or becomes generally available to the public other than as a result of disclosure by David W. Wright or Counsel, (b) was independently acquired by David W. Wright or Counsel without violating any of the obligations of David W. Wright or Counsel under this Agreement, or under any other contractual, legal, fiduciary or binding obligation of David W. Wright or Counsel with or to the Company, (c) was available, or becomes available, to David W. Wright or Counsel on a nonconfidential basis other than as a result of its disclosure to David W. Wright by the Company or any Representative of the Company, but only if to the knowledge of David W. Wright or Counsel the source of such information is not bound by a confidentiality agreement with the Company or is not otherwise prohibited from transmitting the information to David W. Wright or Counsel by a contractual, legal, fiduciary or other binding obligation with or to the Company, or (d) was independently developed by David W. Wright or Counsel. The members of the Henry Group acknowledge that they, as well as their Representatives, are aware that the United States securities law prohibit any person who has material non-public information about a company from purchasing or selling such securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

        7. PROXY MATERIALS. The Company shall provide to David W. Wright a draft definitive proxy statement for its 2006 Annual Meeting of Shareholders as promptly as reasonably practicable following execution of this Agreement, and David W. Wright shall, as promptly as reasonably practicable, provide information responsive to the standard forms of questionnaires used by the Company in connection with its preparation of the proxy statement. The parties hereto shall cooperate in good faith to facilitate the prompt filing by the Company of its definitive proxy statement for its 2006 Annual Meeting of Stockholders. While David W. Wright is serving as a member of the Board, the Company shall provide to David W. Wright, at the same time as provided to other non-employee directors, drafts of the proxy statement for the 2007 and subsequent Annual Meetings of Shareholders, and the Current Report on Form 8-K to be filed by the Company with respect to this Agreement and the election of David W. Wright as a director. Without limiting the foregoing, the Company will provide a draft of the proxy statement for such 2007 and subsequent Annual Meetings of Shareholders to David W. Wright in advance of filing to afford him a reasonable opportunity to review and comment on biographical information pertaining to him and any information relating to the Henry Group, and the Company shall consider in good faith the reasonable comments of David W. Wright, and will endeavor to provide a copy of such Current Report on Form 8-K in advance of filing, subject to such constraints as result from the short filing deadline for this form.

        8. COMPENSATION. David W. Wright shall be compensated for his service as a director and shall be reimbursed for his expenses on the same basis as all other non-employee directors of the Company are compensated and shall be eligible to be granted stock options (or other stock-based compensation) on the same basis as all other non-employee directors of the Company; provided, (i) that the Company may prohibit the exercise of any stock options granted to David
W. Wright if such exercise would result in any person or persons becoming an "Acquiring Person," as defined in Rights Agreement, dated as of March 3, 2003, between the Company and American Stock Transfer & Trust Company, as Rights Agent, as amended, (ii) in lieu of any stock option, the Company may grant to David W. Wright a stock appreciation right ("SAR") that is settled only in cash, with the base price of the SAR to be equivalent to the exercise price that would otherwise have been applicable if a stock option were granted, and that otherwise has terms as similar as reasonably practicable to terms that would have applied if an option were granted and (iii) if the Company provides other stock-based compensation to its non-employee directors, the Company may provide to David W. Wright, in lieu thereof, phantom stock or other stock units that are settled only in cash and that otherwise have terms as similar as reasonably practicable to terms applicable to such stock-based compensation. David W. Wright agrees that he will not transfer any stock options, SARs or other stock-based awards provided to him, except as may otherwise be permissible under the Company's Equity Compensation Plan.

        9. INDEMNIFICATION AND INSURANCE. David W. Wright shall be entitled to the same rights of indemnification as the other directors. The Company shall, promptly after his election, take such action, if any, as may be necessary to add David W. Wright to the Company's directors and officers' liability insurance policy as an Insured Person.

        10. SPECIFIC PERFORMANCE. Each party hereto acknowledges and agrees, on behalf of itself and its Affiliates, that irreparable harm would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties will be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any state or federal court in the State of Florida, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with such remedy are hereby waived.

        11. JURISDICTION. Each party hereto agrees, on behalf of itself and its Affiliates, that any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby will be brought solely and exclusively in any state or federal court in the State of Florida (and the parties agree not to commence any action, suit or proceeding

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relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 16 will be effective service of process for any such action, suit or proceeding brought against any party in any such court. Each party, on behalf of itself and its Affiliates, irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the state or federal courts in the State of Florida, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an improper or inconvenient forum.

        12.     APPLICABLE LAW.  This agreement shall be governed in all
                --------------
respects, including validity, interpretation and effect, by the laws of the State of Florida applicable to contracts executed and to be performed wholly within such state, without giving effect to the choice of law principles of such state.

        13. REPRESENTATIVE. Each member of the Henry Group hereby irrevocably appoints David W. Wright as such member's attorney-in-fact and representative (the "Henry Representative"), in such member's place and stead, to do any and all things and to execute any and all documents and give and receive any and all notices or instructions in connection with this Agreement and the transactions contemplated hereby. The Company shall be entitled to rely, as being binding on each member of the Henry Group, upon any action taken by the Henry Representative or upon any document, notice, instruction or other writing given or executed by the Henry Representative.

        14. COUNTERPARTS. This Agreement may be executed in two or more counterparts which together shall constitute a single agreement.

        15. ENTIRE AGREEMENT; AMENDMENT AND WAIVER; SUCCESSORS AND ASSIGNS. This Agreement contains the entire understanding of the parties hereto with respect to, and supersedes all prior agreements relating to, its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings between the parties other than those expressly set forth herein. This Agreement may be amended only by a written instrument duly executed by the parties hereto, or in the case of the Henry Group, the Henry Representative, or their respective successors or assigns. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The terms and conditions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors, heirs, executors, legal representatives, and assigns.

        16. NOTICES. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if (a) given by telecopy, when such telecopy is transmitted to the telecopy number set forth below, or to such other telecopy number as is provided by a party to this Agreement to the other party pursuant to notice given in accordance with the provisions of this Section 16, and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this Section 16, or at such other address as is provided by a party to this Agreement to the other party pursuant to notice given in accordance with the provisions of this
Section 16:

                 if to the Company:

                 Quipp, Inc.
                 4700 N.W. 157th St.
                 Miami, FL  33014
                 Facsimile: 305-628-4402
                 Attention: President

                 with a copy to:

                 Morgan, Lewis & Bockius LLP
                 1701 Market Street
                 Philadelphia, PA 19103
                 Facsimile: 215-963-5001
                 Attention: Alan Singer

                 if to the Henry Group or any member thereof:

                 Henry Investment Trust, L.P.
                 225 South 17th Street, Suite 2608
                 Philadelphia, PA 19103
                 Facsimile: 215-985-4485
                 Attention: David W. Wright

                 with a copy to:

                 Duane Morris LLP
                 30 South 17th Street
                 Philadelphia, PA 19103
                 Facsimile: 215-979-1020
                 Attention: John W. Kauffman

        17. NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized signatories of the parties as of the date hereof.

                                     QUIPP, INC.

                                     By:  /S/ MICHAEL S. KADY
                                          -------------------
                                          Michael S. Kady
                                          President and Chief Executive Officer

                                     HENRY INVESTMENT TRUST, L.P.

                                     By:  Canine Partners LLC
                                          General Partner

                                          By:  /S/ DAVID W. WRIGHT
                                               -------------------
                                               David W. Wright, President

                                     HENRY PARTNERS, L.P.

                                     By:  Henry Investment Trust, L.P.
                                          General Partner

                                          By:  Canine Partners, LLC
                                               General Partner

                                               By:  /S/ DAVID W. WRIGHT
                                                    -------------------
                                                    David W. Wright, President

                                     MATTHEW PARTNERS, L.P.

                                     By:  Henry Investment Trust, L.P.
                                          General Partner

                                          By:  Canine Partners, LLC
                                               General Partner

                                               By:  /S/ DAVID W. WRIGHT
                                                    -------------------
                                                    David W. Wright, President

                                     /S/ DAVID W. WRIGHT
                                     -------------------
                                     DAVID W. WRIGHT